Duma Energy Receives Approval from Government of Namibia for
Exploration License Issued for 5.3 million-acre Concession

Houston, Texas - Sept. 6, 2012 - Duma Energy Corp. (OTCBB: DUMA) is pleased to announce that it has completed the share exchange agreement, dated August 7, 2012 (the "Agreement") with Namibia Exploration, Inc. ("NEI"); the "Acquisition". As a result of the completion of the Acquisition, NEI became a wholly owned subsidiary of Duma.

Duma, indirectly through NEI, has received a 39% working interest (43.33% cost responsibility) in an onshore African petroleum concession (the "Concession") located in the Republic of Namibia which is approximately 5.3 million acres in size covered by Petroleum Exploration License No. 0038 issued by the Republic of Namibia Ministry of Mines and Energy. Duma holds its indirect working interest in the Concession in partnership with the National Petroleum Corporation of Namibia Ltd. ("NPC Namibia") and Hydrocarb Namibia Energy Corporation ("Hydrocarb Namibia"), a company chartered in the Republic of Namibia and which is a majority owned subsidiary of Hydrocarb Corporation ("Hydrocarb"), a company organized under the laws of the State of Nevada, USA. Hydrocarb Namibia, as operator of the Concession, holds at 51% working interest (56.67% cost responsibility) in the Concession and NPC Namibia holds a 10% carried working interest in the Concession.

"The timely issuance of the concession license by the government of Namibia allows us now to begin focusing our efforts on the task of exploring our massive concession, which is roughly the size of the state of Massachusetts," stated Jeremy G. Driver, Chairman and CEO of Duma Energy Corp. Driver added, "We are excited to move forward with the exploration phase in Namibia and are encouraged by the geological progress and findings so far."

Pasquale Scaturro, Hydrocarb's President and Chief Operating Officer stated, "There are few governments in Africa that can match the transparency and professionalism of Namibia. We are truly pleased to have such a large and premium concession located in an extremely prospective basin."

Consulting Agreement with Hydrocarb

In conjunction with the closing of the Acquisition, Duma entered into a Consulting Services Agreement with Hydrocarb (the "Consulting Agreement") whereby Hydrocarb will provide various consulting services with respect to Duma's business ventures in Namibia and Hydrocarb acknowledges and agrees that the obligations of NEI under the Farm-in Opportunity Report between NEI and Hydrocarb (the "FOR") will be satisfied in exchange for Duma paying a consulting fee (the "Fee") to Hydrocarb of $2,400,000, payable over a 2 year period using either cash or restricted common shares of Duma.

Further information regarding the Acquisition, the Consulting Agreement, or the concession in Namibia may be found at the Company's website at www.duma.com or by viewing the Company's recent SEC filings.

About Duma Energy Corp.

Duma Energy Corp. (DUMA) is an aggressive growth company actively producing oil and gas in the continental United States, both on and offshore. Duma also has a significant interest in a 5.3-million acre concession in the Republic of Namibia in Southern Africa. Duma Energy will continue increasing revenue, cash flow, and reserves while pursuing aggressive growth through acquisition and participation in projects with the potential of providing exponential returns for shareholders. Further information can be found on the Company's website at www.duma.com.

About Hydrocarb Corporation

Hydrocarb Corporation is a privately held energy exploration and production company targeting major under-explored oil and gas projects in emerging, highly prospective regions of the world. With headquarters in Houston, Texas, Hydrocarb maintains offices in Abu Dhabi, UAE and Windhoek, Namibia. For further information: www.hydrocarb.com

Investor Relations
Investor Awareness, Inc.
Tony Schor, 847-945-2222
www.InvestorAwareness.com

Safe Harbor Statements

Except for the statements of historical fact contained herein, the information presented in this news release constitutes "forward-looking statements" as such term is used in applicable United States laws. These statements relate to analyses and other information that are based on forecasts of future results, estimates of amounts not yet determinable and assumptions of management.  Any statements that express or involve discussions with respect to predictions, expectations, beliefs, plans, projections, objectives, assumptions or future events or performance (often, but not always, using words or phrases such as "expects" or "does not expect", "is expected", "anticipates" or "does not anticipate", "plans, "estimates" or "intends", or stating that certain actions, events or results "may", "could", "would", "might" or "will" be taken, occur or be achieved) are not statements of historical fact and should be viewed as "forward-looking statements". Such forward looking statements involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Such risks and other factors include, among others, the actual results of exploration activities, variations in the underlying assumptions associated with the estimation or realization of oil or gas resources, the availability of capital to fund programs and the resulting dilution caused by the raising of capital through the sale of shares, accidents, labour disputes and other risks of the oil and gas industry including, without limitation, those associated with the environment, delays in obtaining governmental approvals, permits or financing or in the completion of development or construction activities, title disputes or claims limitations on insurance coverage.  Although the Company has attempted to identify important factors that could cause actual actions, events or results to differ materially from those described in forward-looking statements, there may be other factors that cause actions, events or results not to be as anticipated, estimated or intended.  There can be no assurance that such statements will prove to be accurate as actual results and future events could differ materially from those anticipated in such statements.  Accordingly, readers should not place undue reliance on forward-looking statements contained in this news release and in any document referred to in this news release.

Forward looking statements are made based on management's beliefs, estimates and opinions on the date the statements are made and the Company undertakes no obligation to update forward-looking statements if these beliefs, estimates and opinions or other circumstances should change, except as required by applicable law.  Such forward-looking statements reflect our current views with respect to future events and are subject to certain risks, uncertainties and assumptions, including, the risks and uncertainties outlined in our most recent financial statements and reports and registration statement filed with the United States Securities and Exchange Commission (the "SEC") (available at www.sec.gov).  Such risks and uncertainties may include, but are not limited to, the risks and uncertainties set forth in the Company's filings with the SEC, such as the ability to obtain additional financing, the effect of economic and business conditions, the ability to attract and retain skilled personnel and factors outside the control of the Company. These forward-looking statements are made as of the date of this news release, and the Company assumes no obligation to update the forward-looking statements or to update the reasons why actual results could differ from those projected in the forward-looking statements.  Although the Company believes that the beliefs, plans, expectations and intentions contained in this news release are reasonable, there can be no assurance those beliefs, plans, expectations or intentions will prove to be accurate.  Investors should consider all of the information set forth herein and should also refer to the risk factors disclosed in the Company's periodic reports filed from time-to-time with the SEC.

This news release shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

__________